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                                                                  EXHIBIT 10.12D

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                         MORTGAGE MODIFICATION AGREEMENT


         This MORTGAGE MODIFICATION AGREEMENT ("Agreement") is made as of this 29th day of September, 2000, by and between EDAC TECHNOLOGIES CORPORATION with a mailing address of 1806 New Britain Avenue, Farmington, Connecticut 06032 ("Borrower") and FLEET NATIONAL BANK, a national banking association with a place of business at 777 Main Street, Hartford, Connecticut 06115 ("Bank").

                              W I T N E S S E T H:

         WHEREAS, on May 12, 1989, the Borrower granted to the Bank a mortgage on certain premises located at 1790 New Britain Avenue, Farmington, Connecticut, 1798 New Britain Avenue, Farmington, Connecticut and 1806 New Britain Avenue, Farmington, Connecticut, which mortgage was recorded in the Farmington Land Records on May 15, 1989 in Volume 394 at Page 521, and which mortgage was modified by that certain Mortgage Modification Agreement dated November 10, 1989 and recorded in the Farmington Land Records on November 21, 1989 in Volume 403 at Page 644 (collectively, the "Mortgage"); and

         WHEREAS, on July 30, 1992, the parties modified the Mortgage by entering into that certain Second Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on August 6, 1992 in Volume 446 at Page 002; and

         WHEREAS, on December 23, 1992, the parties modified the Mortgage by entering into that certain Third Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on February 25, 1993 in Volume 456 at Page 1010; and

         WHEREAS, on March 22, 1993, the parties modified the Mortgage by entering into that certain Fourth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on March 31, 1993 in Volume 458 at Page 738; and

         WHEREAS, on March 29, 1994, the parties modified the Mortgage by entering into that certain Fifth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on April 19, 1994 in Volume 480 at Page 855; and

         WHEREAS, Borrower does hereby give, grant, bargain, sell and confirm unto the Bank, for itself and it successors and assigns forever, all that tract or parcel of land lying and being located in the Town of Farmington, County of Hartford and State of Connecticut known as 1790 New Britain Avenue, Farmington, Connecticut and more particularly described in Schedule A of the Mortgage, as hereinafter defined (the "Property"), together with all right, title and interest of Borrower in the Property, with the buildings, structures and improvements now or hereafter placed thereon; and


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      TO HAVE AND TO HOLD the above-granted and bargained Property with all the privileges and appurtenances thereof, unto Bank, its successors and assigns forever, to its and their proper use and behoof.

      AND ALSO, Borrower does for itself, its successors and assigns, covenants with Bank, its successors and assigns, that at and until the ensealing of these presents, it has good right to bargain and sell said Property in manner and form as above-written, and that the same is free from all encumbrances whatsoever, except as set forth in Exhibit "B" hereto.

         AND FURTHERMORE, Borrower does by these presents bind itself and its successors and assigns forever to WARRANT AND DEFEND the above-granted and bargained Property to Bank, its successors and assigns, against all claims and demands whatsoever, except as set forth in Exhibit "B" hereto.

         WHEREAS, the parties desire to further modify the Mortgage;

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Amended Note, the Mortgage and certain other related documents and instruments evidencing and/or securing the principal amount set forth in the Amended Note ("Loan"), which together with the Amended Note and the Mortgage are sometimes collectively referred to as the "Loan Documents", shall be modified as follows:

         1. Acknowledgments. The Borrower represents, warrants, and covenants that:

                  (a) The recitals set forth above are true and correct.

                  (b) The Borrower is legally, validly and enforceably liable for any and all costs and expenses of collection and attorneys' fees related to or in any way arising out of the Loan Documents and/or the Loan.

         2.       Amendment of Mortgage.

                  (a) That certain Amended and Restated Term Note dated of even date herewith from Borrower to Bank, a copy of which is attached hereto and made a part hereof as Exhibit A (the "Amended Note") is substituted for and replaces any and all prior notes and amended notes that have been secured by the Mortgage at any time.

                  (b) This Mortgage now only serves as collateral for the repayment of the Amended Note.

         3.       Miscellaneous.


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                  (a) The parties hereby acknowledge and agree that, except as provided in this Agreement, none of the Loan Documents have been modified, amended, canceled, terminated, superseded, or otherwise rendered of no force and effect.

                  (b) Borrower does hereby expressly reconfirm the conveyance and grant of the security interests to Bank in the collateral to secure the obligations under the Amended Note (the "Collateral"). Every other term, condition, and provision contained in the Amended Note, the Mortgage, and the other Loan Documents shall continue in full force and effect, except as modified herein, and as so modified are hereby ratified and confirmed.

                  (c) Borrower hereby knowingly and, after receiving advice of counsel, acknowledges and agrees that Borrower does not now have or know of any basis for any claim in tort, contract or otherwise against Bank, its officers, directors, agents or employees (collectively, "Bank Affiliates") for breach of any of the Loan Documents including, without limitation, the Amended Note, the Mortgage, or this Agreement, or which may arise out of the relationship between it and Bank or any of the Bank Affiliates under any of the Loan Documents including, without limitation, the Amended Note, the Mortgage or this Agreement as of the date hereof, which period includes the execution and delivery of this Agreement and the documents and instruments to be executed and delivered pursuant to this Agreement.

                  (d) Borrower agrees to hold Bank harmless from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including without limitation, reasonable attorney's fees and litigation expenses), actions or causes of action, arising out of or relating to any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation and warranty of Borrower contained in this Agreement, any of the Loan Documents or any document delivered to Bank by Borrower or any other person on behalf of Borrower pursuant to the terms of this Agreement. This indemnity shall survive the payment of the amounts contemplated by Paragraph 1 of this Agreement and shall extend to the successors and assigns of Bank.

                  (e) All of the real and personal property described in the Mortgage shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the priority of the lien, charge or encumbrance of the Mortgage as a first priority lien against the Property.

                  (f) Borrower acknowledges and agrees that the occurrence of an Event of Default under the terms of this Agreement shall constitute a default under the Amended Note, the Mortgage, and the other Loan Documents in effect at the time of any such default and under the documents evidencing any other loan now existing or hereafter made by Bank to Borrower. The security interests, liens and other rights and interests in and relative to any of the collateral now or hereafter granted to Bank by Borrower by or in any instrument or agreement, including, but not limited to, this Agreement and the Loan Documents shall serve as security for any and all

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liabilities of Borrower to Bank, including, but not limited to, the liabilities described in this Agreement, the Amended Note, the Mortgage and the other Loan Documents, and, for the repayment thereof, Bank may resort to any security held by it in such order and manner as it may elect.

                  (g) This Agreement shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

         4. Assignment or Transfer. Notwithstanding anything in the Loan Documents to the contrary, Borrower agrees that Bank may assign, transfer, or negotiate the Loan Documents and in such event all the provisions of the Loan Documents (as the same may be modified hereby) shall inure to the benefit of and may be exercised by or on behalf of the assignee, transferee, or holder and, unless contrary to applicable law, all payments of principal and interest due and to become due under the Amended Note and/or Mortgage (as modified hereby) shall not thereafter be subject to any defense, counterclaim, or setoff which Borrower may have against Bank.

         5. Fees and Expenses. Borrower agrees to pay the reasonable legal and other fees, commissions, costs, charges, taxes and other expenses and disbursements of Bank's counsel (including local or special counsel, when applicable), appraisal fees, environmental consultants' fees, fees and charges for surveys, examination of title to the Property, mortgage title insurance premiums and charges for endorsements, mortgage taxes, documentary stamp taxes, transfer taxes and all recording fees and charges Bank or any assignee, transferee, or holder of the Loan Documents incurred as of September 29, 2000 in the preparation, execution and delivery of this Agreement or in connection with or incidental to any of the obligations of Borrower or rights of Bank or of such assignee, transferee, or holder under the Loan Documents, by litigation or otherwise; and all such fees and expenses shall be indebtedness under the Amended Note and shall be secured by the Mortgage.

         6.       Waivers.

                  (a) Borrower waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to the obligations evidenced by the Amended Note (the "Obligations") and the Collateral, Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Collateral, to the addition or release of any party or person primarily or secondarily liable therefor, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Bank may deem advisable in its sole and absolute discretion. Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Bank may exercise its rights with respect to the Collateral without resorting, or regard to, other collateral or sources of reimbursement for liability. Bank shall not be deemed to have waived any of its rights upon

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or under the Obligations or the Collateral unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to any subsequent enforcement by Bank. All rights and remedies of Bank with respect to the Obligations or the Collateral, shall be cumulative and may be exercised singularly or concurrently.

                  (b) THE BORROWER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THE OBLIGATIONS SECURED BY THIS AGREEMENT, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THE OBLIGATIONS SECURED BY THIS AGREEMENT, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH BANK MAY DESIRE TO USE.

                  (c) BORROWER AND BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

                  (d) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT (WITHOUT GIVING EFFECT TO CONNECTICUT'S PRINCIPLES OF CONFLICTS OF LAW). BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY CONNECTICUT STATE COURT OR FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND BORROWER HEREBY AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY CONNECTICUT STATE COURT OR FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED ON THE COVER PAGE HEREOF, AND SERVICE SO MADE SHALL BE COMPLETE TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

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         (e)      Setoff. Borrower and any Guarantor hereby grant to Bank a
lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. Subject to any agreement between Borrower and Bank, at any time, without demand or notice, Bank may setoff the same or any part Thereof and apply the same to any liability or obligation of Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         7.       Ratification of Obligations.

                  (a) The Borrower hereby ratifies and confirms its obligations and liabilities under the Loan Documents, as may be modified herein, and acknowledges and agrees that such obligations and liabilities shall continue in full force and effect. Any default by the Borrower in any of the covenants, conditions, provisions, stipulations or agreements herein shall, at the option of Bank, or its successors and assigns, constitute a default under the Mortgage and/or the Amended Note entitling Bank, or its successors or assigns to any or all of the other remedies it or they may have thereunder.

                  (b) In confirmation of the hereinabove, Borrower hereby grants and conveys to the Bank, with MORTGAGE COVENANTS, the Property; to have and to hold the Property unto the Bank, its successors and assigns, forever in accordance with the Amended Note and Mortgage and other Loan Documents, such that if such sums due hereunder shall be paid and all other obligations of Borrower under the Loan Documents shall be fully kept and performed, then the Mortgage, as modified herein, shall be null and void; otherwise to remain in full force and effect.

         8. Severability. In the event any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Signed and delivered in
the presence of:

                                                 BORROWER:

                                                 EDAC TECHNOLOGIES CORPORATION


_____________________________                    ______________________________
                                                 Name:
                                                 Its
_____________________________                    Duly authorized


                                                 BANK:

                                                 FLEET NATIONAL BANK



_____________________________                    By:__________________________
                                                    Name:
                                                    Its
_____________________________                       Duly authorized



STATE OF _______________ )
                         )  at ___________
COUNTY OF ______________ )

         On this the ___ day of ____________, 2000, before me, the undersigned officer, personally appeared _____________, known to me (or satisfactorily proven) to be the ______________ of ____________________, and acknowledged that he/she executed the same for the purposes therein contained as his/her free act and deed and the free act and deed of said bank.

         In Witness Whereof I hereunto set my hand.

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STATE OF ______________ )
                        )  at ___________
COUNTY OF _____________ )

         On this the ___ day of ____________, 2000, before me, the undersigned officer, personally appeared _____________, known to me (or satisfactorily proven) to be the ______________ of ____________________, and acknowledged that he/she executed the same for the purposes therein contained as his/her free act and deed and the free act and deed of said bank.

         In Witness Whereof I hereunto set my hand.


                                    ____________________________________
                                    Notary Public/My Commission Expires:
                                    Commissioner of the Superior Court

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                                    EXHIBIT A
                           (Amended and Restated Note)



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                                    EXHIBIT B

Those encumbrances in existence as of the date hereof.